Exhibit 8.1

List of Subsidiaries of Mitsui & Co., Ltd.

Registered Name	Jurisdiction of Incorporation
MITSUI ARGENTINA S.A.	ARGENTINA
MBK AUSTRALIA RESORTS PTY LTD.	AUSTRALIA
MITSUI & CO. (AUSTRALIA) LTD.	AUSTRALIA
MITSUI & CO. FINANCIAL SERVICES (AUSTRALIA)	AUSTRALIA
MITSUI COAL HOLDINGS PTY. LTD.	AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI PLANTATION DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI POWER INVESTMENT PTY LTD.	AUSTRALIA
MITSUI SALT PTY., LTD.	AUSTRALIA
MITSUI ITOCHU IRON PTY. LTD.	AUSTRALIA
MITTWELL ENERGY RESOURCES PTY., LTD.	AUSTRALIA
NOVUS NUTRITION PTY. LTD.	AUSTRALIA
WANDOO PETROLEUM PTY LTD.	AUSTRALIA
MITSUI & CO. (MIDDLE EAST) E.C.	BAHRAIN
MITSUI AGRI SCIENCE INTERNATIONAL SA NV	BELGIUM
MITSUI & CO. BENELUX S.A./N.V.	BELGIUM
BAY MARITIME LIMITED	BERMUDA
LPG TRANSPORT SERVICE LTD.	BERMUDA
FERTILIZANTES MITSUI S.A. INDUSTRIA E COMERCIO	BRAZIL
MBK-FURUKAWA SISTEMAS S.A.	BRAZIL
MITSUI ALIMENTOS LTDA.	BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO S.A.	BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.	BRAZIL
CRAYFIELD ENTERPRISE LIMITED	BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED	BRITISH VIRGIN ISLANDS
WING GLORY LIMITED	BRITISH VIRGIN ISLANDS
1065611 ALBERTA LTD.	CANADA
ARGO SALES LTD.	CANADA
FRASER WHARVES LTD.	CANADA
MCC-TRP LIMITED PARTNERSHIP	CANADA
MITSUI & CO. (CANADA) LTD.	CANADA
MITSUI AUTO STEEL CANADA INC.	CANADA
TRANSFREIGHT INC.	CANADA
JVP FUND CAYMAN, LTD.	CAYMAN ISLANDS
MITSUI BUSSAN GOLD INVESTMENT (CAYMAN)	CAYMAN ISLANDS
STELLAR PACIFIC MARITIME CORP.	CAYMAN ISLANDS
AUTO ACCESSORY CHILE S.A.	CHILE
CERTIS CHILE LIMITADA	CHILE
MB TIRE LATIN AMERICA S.A.	CHILE
MITSUI BUSSAN INVERSIONES LIMITADA	CHILE
MITSUI CHILE LTDA.	CHILE
MITSUI TRADING AND SERVICE LTDA.	CHILE
TOYOTA CHILE S.A.	CHILE
MITSUI DE COLOMBIA S.A.	COLOMBIA
MIT KREHALON S.R.O.	CZECH
MITSUI DEL ECUADOR S.A.	ECUADOR
MITSUI & CO. FRANCE S.A.S.	FRANCE
MBK ADDITIVES TECHNOLOGY	GERMANY
MEE MITSUI ELECTRONICS EUROPE GMBH	GERMANY
MITSUI & CO. DEUTSCHLAND GMBH	GERMANY
MITSUI MACHINE TOOL EUROPE GMBH	GERMANY
SPIESS URANIA CHEMICALS GMBH	GERMANY

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Registered Name	Jurisdiction of Incorporation
AK & M TRADING CO., LTD.	HONG KONG
ALTA MODA INTERNATIONAL LTD.	HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED	HONG KONG
M.B.K. CENTRAL CO., (H.K.) LTD.	HONG KONG
MITSUI & CO. (HONG KONG) LTD.	HONG KONG
MITSUI BUSSAN PRECIOUS METALS (HONG KONG) LIMITED	HONG KONG
MITSUI E-FILM (HONG KONG) MFG. CO., LIMITED	HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.	HONG KONG
MITSUI PACKAGING MATERIAL TRADING CO., LTD.	HONG KONG
YE LONG INVESTMENT CO., LIMITED	HONG KONG
MITSUI & CO. INDIA PVT. LTD.	INDIA
SESA GOA LIMITED	INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD.	INDIA
P.T. BUSSAN AUTO FINANCE	INDONESIA
P.T. KALTIM PASIFIK AMONIAK	INDONESIA
P.T. MITSUI INDONESIA	INDONESIA
P.T. PRO-INTERCONTINENTAL TERMINALS INDON	INDONESIA
P.T.KATINGAN TIMBER CELEBES	INDONESIA
MITSUI & CO., IRAN LTD.	IRAN
REINSURANCE COMPANY OF EUROPEAN TRINET LTD.	IRELAND
MITSUI & CO. ITALIA S.P.A.	ITALY
ACTIV GP	JAPAN
ADAM NET LTD.	JAPAN
ASIA INVESTMENT FUND	JAPAN
BENDERSV	JAPAN
BETA-CHEM, INC.	JAPAN
BIO NANOTEC RESEARCH INSTITUTE INC.	JAPAN
BKJ CORPORATION	JAPAN
BLUE SKY INVESTMENT CO., LTD.	JAPAN
BOSOKOHATU	JAPAN
BSI CO., LTD.	JAPAN
BUSSAN ACTIVE	JAPAN
BUSSAN AMENITY CO., LTD.	JAPAN
BUSSAN ASSET MANAGEMENT CO., LTD.	JAPAN
BUSSAN BIOTECH	JAPAN
BUSSAN COMMUNITY CO., LTD.	JAPAN
BUSSAN CREDIT CO., LTD.	JAPAN
BUSSAN ENVIRONMENT CORPORATION	JAPAN
BUSSAN FRESH CO., LTD.	JAPAN
BUSSAN GRAFTON CO. LTD.	JAPAN
BUSSAN HUMAN RESOURCES CORPORATION	JAPAN
BUSSAN MARKETING SERVICE INCORPORATED	JAPAN
BUSSAN NANOTECH RESEARCH INSTITUTE INC.	JAPAN
BUSSAN NETWORKS, LTD.	JAPAN
BUSSAN PACKAGE SERVICE CO., LTD.	JAPAN
BUSSAN REAL ESTATE DEVELOPMENT CO., LTD.	JAPAN
BUSSAN RICE & PRODUCTS, INC.	JAPAN
BUSSAN SERVICE CO., LTD.	JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.	JAPAN
BUSSANPENT	JAPAN
C.N.J. CO., LTD.	JAPAN
CABLENET SAITAMA INC.	JAPAN
CANVAS CAFE CORPORATION	JAPAN
CLEAN ENERGY SERVICE CO., LTD.	JAPAN

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Registered Name	Jurisdiction of Incorporation
CHITA FUTO CO., LTD.	JAPAN
COFCO LTD	JAPAN
COSMO TEXTILE CO., LTD.	JAPAN
CURIOCITY	JAPAN
DAI-ICHI BROILER CO., LTD.	JAPAN
DAIICHI SERVICE CO., LTD.	JAPAN
DAIICHI TANKER CO., LTD.	JAPAN
DAI-ICHI TRADING CO., LTD.	JAPAN
DAITO CHEMICAL CO., LTD.	JAPAN
DEVICE NANOTECH RESEARCH INSTITUTE	JAPAN
E3NETWORKS, LTD.	JAPAN
EL COBRE LTD.	JAPAN
FRESH FARM SUPPLY CORPORATION	JAPAN
FUJI TEKKO SHIZAI CO., LTD.	JAPAN
FUJISAKU	JAPAN
GORDEX CORPORATION.	JAPAN
HANAE MORI ASSOCIATES CO., LTD.	JAPAN
HINO CABLE TV INC.	JAPAN
HIROBISHI SOKO UNYU	JAPAN
HOKKAI SEAFOODS CO., LTD.	JAPAN
HYPOR JAPAN COMPANY LIMITED	JAPAN
INDONESIA FUEL OIL CAPITAL CO., LTD.	JAPAN
INOUEKI CO. LTD.	JAPAN
INRI INC.	JAPAN
JAPAN ALTERNATIVE INVESTMENT CO.	JAPAN
JAPAN-ARABIA METHANOL CO., LTD.	JAPAN
JPK	JAPAN
K.K ICHIREI	JAPAN
K.K SUNNET	JAPAN
K.K. EDOVI	JAPAN
KEIYO TOSHI SERVICE CO., LTD.	JAPAN
KIDS STATION INC.	JAPAN
KINOSHITA & CO., LTD.	JAPAN
KINOSIGE	JAPAN
KOKUSAI OIL & CHEMICAL CO., LTD.	JAPAN
KONANFUTO CO., LTD.	JAPAN
KYUUSYUU KOUGYOU	JAPAN
LEISURE ELECTRONICS TECHNOLOGY CO., LTD.	JAPAN
LICENSE ONLINE, LTD.	JAPAN
LOGI-NET CO., LTD.	JAPAN
MANGO JAPAN CO., LTD.	JAPAN
MBK COIL CENTER CO., LTD.	JAPAN
MBK CREDIT CONSULTING CORPORATION	JAPAN
MBK MICROTEK INC.	JAPAN
MBK NAGOYA KOZAI CENTER	JAPAN
MBK PROJECT HOLDINGS LTD.	JAPAN
MBK RAIL FINANCE CORPORATION	JAPAN
MBK RYUTSU PARTNERS	JAPAN
MBK TELECOM TRADING CO LTD.	JAPAN
MEDIVANCE CO. LTD	JAPAN
MITSUI & ASSOCIATES TELEPARK CORPORATION	JAPAN
MITSUI & CO. POWER SYSTEMS CORPORATION	JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.	JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LTD	JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.	JAPAN

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Registered Name	Jurisdiction of Incorporation
MITSUI BUSSAN DIGITAL CORPORATION	JAPAN
MITSUI BUSSAN ENERGY BUTSURYU	JAPAN
MITSUI BUSSAN FORESTRY CO., LTD.	JAPAN
MITSUI BUSSAN FUTURES LTD.	JAPAN
MITSUI BUSSAN HI-TEX CO., LTD.	JAPAN
MITSUI BUSSAN HOUSE TECH, INC	JAPAN
MITSUI BUSSAN HOUSE-TECHNO, INC.	JAPAN
MITSUI BUSSAN INTER-FASHION LTD.	JAPAN
MITSUI BUSSAN MACHINERY CO., LTD.	JAPAN
MITSUI BUSSAN MARINE SERVICE CO., LTD.	JAPAN
MITSUI BUSSAN METALS SALES CO., LTD.	JAPAN
MITSUI BUSSAN PLANT & PROJECT CORP.	JAPAN
MITSUI BUSSAN PLASTICS CO., LTD	JAPAN
MITSUI BUSSAN PLASTICS KANSAI CO., LTD.	JAPAN
MITSUI BUSSAN RAW MATERIALS DEVELOPMENT CORP.	JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD.	JAPAN
MITSUI BUSSAN TRANSPORTATION SERVICES	JAPAN
MITSUI BUSSAN TRANSPORTATION SYSTEM CO., LTD.	JAPAN
MITSUI GLOBAL STRATEGIC STUDIES INSTITUTE	JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.	JAPAN
MITSUI NORIN CO., LTD.	JAPAN
MITSUI OIL & GAS CO., LTD.	JAPAN
MITSUI SAKHALIN DEVELOPMENT CO., LTD.	JAPAN
MITSUI & CO. STAINLESS AND SPECIAL STEEL	JAPAN
MITSUI BUSSAN INSURANCE AND CONSULTING CO., LTD.	JAPAN
MITSUI BUSSAN WIRE SUPPLY CO., LTD.	JAPAN
MITSUI BUSSAN CONSTRUCTION MATERIALS CO., LTD.	JAPAN
MITSUI BUSSAN SOLVENT & COATING CO., LTD.	JAPAN
MMK CO. LTD.	JAPAN
MODE IN MODE INC.	JAPAN
MVC CORPORATION	JAPAN
NBI CO., LTD.	JAPAN
NETMILE INC.	JAPAN
NEW MATERIAL SERVICE INC.	JAPAN
NIIMI & CO., LTD.	JAPAN
NIKKEN FINE CHEMICALS CO., LTD.	JAPAN
NIPPON TRADING CO., LTD.	JAPAN
NISSI CO., LTD.	JAPAN
NITTA SHOJI	JAPAN
NITTO KOEI CO., LTD.	JAPAN
NITTO LOGISTICS CO., LTD.	JAPAN
OBARAKOGYO	JAPAN
OCC CORPORATION	JAPAN
ORIENT MARINE CO., LTD.	JAPAN
OSAKA DAIICHI SERVICE CO., LTD.	JAPAN
PAITON POWER INVESTMENT CO., LTD.	JAPAN
PREST CORPORATION	JAPAN
PUREARTH INCORPORATED	JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.	JAPAN
RETAIL MANAGEMENT SERVICE CORPORATION	JAPAN
RETAIL SYSTEM SERVICE CO., LTD.	JAPAN
SADOSHIMA METAL CO., LTD.	JAPAN
SAGAMIKO PICNIC-LAND CO., LTD.	JAPAN
SANEI CORPO	JAPAN
SANKO K.K	JAPAN
SANYO KOGYO CO., LTD.	JAPAN

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Registered Name	Jurisdiction of Incorporation
MITSUI FOODS CO., LTD.	JAPAN
SEIKEI STEEL TUBE CORP	JAPAN
SEIKI CORPORATION	JAPAN
SHIN SANKO KOKAN	JAPAN
SHIRASAGI GOLF CLUB CO., LTD.	JAPAN
SK KOGYO., LTD.	JAPAN
STARNET CORPORATION	JAPAN
SUN CLEAN ENGINEERING CO. LTD.	JAPAN
SUPERNET SOLUTIONS CORPORATION	JAPAN
TAKATSUKI DIE-CASTING CO., LTD.	JAPAN
TERMINUS & CO., LTD.	JAPAN
TOHO BUSSAN KAISHA, LTD.	JAPAN
TOHO SUISAN CO., LTD.	JAPAN
TOMBO CAPITAL CORPORATION	JAPAN
TOSHIN SOKO KAISHA, LTD.	JAPAN
TOYO NUCLEAR SERVICES CO., LTD.	JAPAN
TOYO OFFICEMATION INC.	JAPAN
TOYO SHIP MACHINERY CO., LTD.	JAPAN
TOYO WIRE LTD.	JAPAN
TOYOMARINE	JAPAN
TRADE DOCUMENTS SERVICE LTD.	JAPAN
TRANS FLEET CO., LTD.	JAPAN
TRI-NET (JAPAN) INC.	JAPAN
TSUDA CORPORATION	JAPAN
TSUTSUMITEKKOU	JAPAN
TUNA GRASO JAPAN CO., LTD.	JAPAN
UBE & BUSSAN MAGNESIUM	JAPAN
WANDOO OIL DEVELOPMENT CO., LTD.	JAPAN
WISDA COMPANY LIMITED	JAPAN
XION HOLDINGS, INC.	JAPAN
Y.K. LOGISTICS CORPORATION, LTD.	JAPAN
YADANA INVESTMENT JAPAN, LTD.	JAPAN
YAMABUN STAINLESS CENTER CO.	JAPAN
YAMAROKU	JAPAN
AL-ABAR AL-THALATH TRADING CO. W.L.L.	KUWAIT
CLIO MARINE INC.	LIBERIA
CM PACIFIC MARITIME CORPORATION	LIBERIA
F CORPORATION, LTD.	LIBERIA
LEPTA SHIPPING CO., LTD.	LIBERIA
ROSEBAY CO., LTD.	LIBERIA
INTERCONTINENTAL TERMINALS (M) SDN.	MALAYSIA
MITSUI & CO., MANAGEMENT SERVICES SDN. BHD.	MALAYSIA
MITSUI & CO., TRANSPORTATION SYSTEMS ASIA	MALAYSIA
MITSUI POWER PD (M) SDN. BHD.	MALAYSIA
MITSUI VCM HOLDINGS (MALAYSIA) SDN. BHD.	MALAYSIA
MITSUI DE MEXICO, S. DE R.L. DE C.V.	MEXICO
CERTIS EUROPE B.V.	NETHERLANDS
EMERALD GREEN HOLDING B.V.	NETHERLANDS
EURO CHILENA COPPER B.V.	NETHERLANDS
EURO-MIT STAAL B.V.	NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.	NETHERLANDS
MCM FOODS B.V.	NETHERLANDS
MITSUI & CO. E&P B.V.	NETHERLANDS
MITSUI & CO. E&P INVESTMENT B.V.	NETHERLANDS
MITSUI & CO. INTERNATIONAL (EUROPE) B.V.	NETHERLANDS

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Registered Name	Jurisdiction of Incorporation
MITSUI & CO. NEDERLAND B.V.	NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.	NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.	NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.	NETHERLANDS
MITSUI LNG NEDERLAND B.V.	NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.	NETHERLANDS
M-MIT DISTRIBUTION B.V.	NETHERLANDS
PAITON POWER FINANCING B.V.	NETHERLANDS
PLALLOY MTD BV	NETHERLANDS
TOMBO AVIATION NETHERLANDS B.V.	NETHERLANDS
MITSUI & CO., (NZ) LTD.	NEW ZEALAND
MITSUI E&P NEW ZEALAND LIMITED	NEW ZEALAND
MBK NIGERIA LTD.	NIGERIA
MITSUI & CO. NORWAY AS.	NORWAY
M&D VCM SHIPPING S.A.	PANAMA
M.I. HOLDING S.A.	PANAMA
OPAL S.A.	PANAMA
PALM S.A.	PANAMA
R NAVIGATION S.A.	PANAMA
TRI-GOD NAVIGATION S.A.	PANAMA
TRI-ROCK NAVIGATION, S.A.	PANAMA
DAIRU (NINGBO) GARMENT MFG. LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO. (CHINA) LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO. (DALIAN) LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO. (QINGDAO) LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO. (TIANJIN) LTD.	PEOPLE’S REP. OF CHINA
MITSUI & CO., (GUANGZHOU) LTD.	PEOPLE’S REP. OF CHINA
MITSUI &CO. (SHANGHAI) LTD.	PEOPLE’S REP. OF CHINA
MITSUI E-FILM (SUZHOU) MFG. CO., LTD.	PEOPLE’S REP. OF CHINA
MITSUI PLASTICS TRADING (SHANGHAI) CO., LTD.	PEOPLE’S REP. OF CHINA
MITUI INTERNATIONAL LOGISTICS AND TRADE (SUZHOU) CO., LTD.	PEOPLE’S REP. OF CHINA
SHANGHAISANMING BUILDING MATERIALS CO. LTD	PEOPLE’S REP. OF CHINA
MITSUI AUTOMOTRIZ S.A.	PERU
MITSUI DEL PERU S.A.	PERU
MITSUI MAQUINARIAS PERU S.A.	PERU
MITSUI-MASA LEASING S.A.	PERU
MITSUI TRANSNET (PHILIPPINES) CORPORATION	PHILIPPINES
MITSUI PLASTIC POLSKA SPZOO	POLAND
MITSUI & CO. PORTUGAL LDA.	PORTUGAL
MITSUI & CO. KOREA LTD.	REPUBLIC OF KOREA
BIOSTAR RESEARCH PTE. LTD.	SINGAPORE
GARDENIA SHIPPING CO. (PTE) LTD.	SINGAPORE
GARLAND SHIPPING PTE. LTD.	SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.	SINGAPORE
MEGASTEEL HOLDINGS PTE LTD.	SINGAPORE
MITSUI & CO., ASIA INVESTMENT LTD.	SINGAPORE
MITSUI ELECTRONICS ASIA	SINGAPORE
MITSUI OIL (ASIA) PTE. LTD.	SINGAPORE
REGENCY STEEL ASIA PTE LTD.	SINGAPORE
SOUTHERN CROSS CARRIERS (PTE.) LTD.	SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE. LTD.	SINGAPORE
MBK TYRE RETAIL SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
MITSUI & CO. SOUTHERN AFRICA (PTY) LTD.	SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA (PTY.) LTD.	SOUTH AFRICA

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Registered Name	Jurisdiction of Incorporation
NATIONAL AUTO GLASS (PROPRIETARY) LIMITED	SOUTH AFRICA
MITSUI & CO. ESPANA S.A.	SPAIN
MITSUI & CO. SCANDINAVIA A.B.	SWEDEN
MITSUI & CO. (TAIWAN) LTD.	TAIWAN
BANGKOK COIL CENTER CO., LTD.	THAILAND
LEXUS SUKHUMVIT CO., LTD.	THAILAND
MIT COM LTD.	THAILAND
MIT-FORWARD HOLDING (THAILAND) LIMITED	THAILAND
MIT-POWER (THAILAND) LTD.	THAILAND
MITSIAM ESTATE DEVELOPMENT LTD.	THAILAND
MITSIAM INTERNATIONAL LTD.	THAILAND
MITSIAM MOTORS CO., LTD.	THAILAND
MITSIAM PLASTICS CO., LTD.	THAILAND
MITSUI & CO., (THAILAND) LTD.	THAILAND
MIT-TRANS HOLDING (THAILAND) LIMITED	THAILAND
SATHORN CAPITAL CO., LTD.	THAILAND
SIAM TANK TERMINALS CO., LTD.	THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED	THAILAND
MYANMAR MEGASTEEL INDUSTRIES LTD.	THE UNION OF MYANMAR
MITSUI & CO., (TURKEY) LTD.	TURKEY
RYO-TEI ITSME	TURKEY
ACCESS CAPITAL CORPORATION	U. S. A.
ALUMINUM METALS & PRODUCTS CORP.	U. S. A.
BIOPRODUCTS, INC.	U. S. A.
BUSSAN NEWPORT INC.	U. S. A.
CHAMPIONS PIPE & SUPPLY, INC.	U. S. A.
CHANNEL TERMINAL CORP.	U. S. A.
ENERGY 2 INVESTMENT	U. S. A.
ENERGY INVESTMENT (U.S.A.), INC.	U. S. A.
GINREI, INC.	U. S. A.
GLOBAL OCTANES HOLDING INC.	U. S. A.
HYDRO CAPITAL CORPORATION	U. S. A.
HYDRO INVESTMENT INC.	U. S. A.
HYDRO MANAGEMENT RESOURCES INC.	U. S. A.
ITM INVESTMENTS, INC.	U. S. A.
LATTICE TECHNOLOGY (U.S.A.), INC.	U. S. A.
MB EMISSION TRADING, INC.	U. S. A.
MBK ALUMINIUM PRODUCTS INC.	U. S. A.
MBK LAGUNA INC.	U. S. A.
MBK MASTERS, INC.	U. S. A.
MBK NEWPORT INC.	U. S. A.
MBK NORTHERN HILLS REAL ESTATE, INC.	U. S. A.
MCD CAPITAL CORPORATION	U. S. A.
MCVP HOLDING, INC.	U. S. A.
MITALCO INC.	U. S. A.
MIT-DDM LTD.	U. S. A.
MITEC. CORPORATION	U. S. A.
MITSUI & CO. ENERGY DEVELOPMENT, INC.	U. S. A.
MITSUI & CO. INVESTMENT PRODUCTS	U. S. A.
MITSUI & CO. PRECIOUS METALS, INC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS, INC.	U. S. A.
MITSUI & CO. (U.S.A.), INC.	U. S. A.
MITSUI AGRISCIENCE INTERNATIONAL, INC.	U. S. A.
MITSUI AUTOMOTIVE NORTH AMERICA INC.	U. S. A.
MITSUI BUSSAN LOGISTICS INC.	U. S. A.

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Registered Name	Jurisdiction of Incorporation
MITSUI COMTEK CORP.	U. S. A.
MITSUI FOODS, INC.	U. S. A.
MITSUI MACHINERY DISTRIBUTION INC.	U. S. A.
MITSUI PLASTICS INC.	U. S. A.
MITSUI RAIL CAPITAL, LTD.	U. S. A.
MITSUI STEEL DEVELOPMENT CO., INC.	U. S. A.
MITSUI TEXTILE CORP.	U. S. A.
MITSUI TUBULAR PRODUCTS, INC.	U. S. A.
MMDI, INC.	U. S. A.
MPCD INC.	U. S. A.
MSB COPPER CORP.	U. S. A.
MSS INTERNATIONAL, INC.	U. S. A.
NOVUS INTERNATIONAL, INC.	U. S. A.
NUTRISCIENCE TECHNOLOGIES, INCORPORATED	U. S. A.
PINNACLE STEEL PROCESSING, INC.	U. S. A.
PORTAC, INC.	U. S. A.
RAW MATERIALS DEVELOPMENT CO., LTD.	U. S. A.
TOMBO AVIATION INC.	U. S. A.
TRIDENT GLOBAL WATER PARTNERS, LLC	U. S. A.
TRI-NET LOGISTICS MANAGEMENT, INC.	U. S. A.
TRIWELL INVESTMENT CORP.	U. S. A.
UNITED GRAIN CORP.	U. S. A.
VICTORY CHLOR-ALKALI AND EDC COMPANY, INC.	U. S. A.
WESTPORT PETROLEUM INC.	U. S. A.
WILSEY FOODS INC.	U. S. A.
MITSUI BUSSAN TIRE SALES (M.E.) FZE	UNITED ARAB EMIRATES
AGRISENSE BCS LIMITED	UNITED KINGDOM
ARCADIA PETROLEUM LIMITED	UNITED KINGDOM
BIOLOGICAL CROP PROTECTION LIMITED	UNITED KINGDOM
COHEN & WILKS INTERNATIONAL LTD.	UNITED KINGDOM
EARLYGUARD LIMITED	UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED	UNITED KINGDOM
FINSIDER INTERNATIONAL COMPANY LIMITED	UNITED KINGDOM
MBK RAIL LINK CONSTRUCTION LTD.	UNITED KINGDOM
MITSUI & CO. EUROPE PLC	UNITED KINGDOM
MITSUI & CO. UK PLC	UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.	UNITED KINGDOM
MITSUI & CO., ENERGY RISK MANAGEMENT LTD.	UNITED KINGDOM
NOTOYA FOODS LIMITED	UNITED KINGDOM
THE INTERNATIONAL METALS & MINERALS CO., LTD.	UNITED KINGDOM
THREE WELLS LIMITED	UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.	VENEZUELA

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